GMO RESOURCES SERIES FUND	Summary Prospectus June 30, 2020
Share Class:	Class R4	Class R5	Class R6	Class PS
Ticker:	—	—	GREDX	GREPX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.
You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at http://dc.gmo.com.
You can also get this information at no cost by calling 1-877-466-7778, by sending an email request to dcops@gmo.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated June 30, 2020, each as may be revised and/or supplemented from time to time, are incorporated by reference into this summary prospectus.
Important notice regarding delivery of shareholder reports. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) expects that paper copies of each Fund’s annual and semiannual reports to shareholders will no longer be sent by mail, unless you specifically request paper copies of the reports by writing or emailing GMO Shareholder Services at the address below or by contacting your financial intermediary, such as a broker or agent. Instead, reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting GMO Shareholder Services or if you own your shares through a financial intermediary, you may contact your financial intermediary. Beginning January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request to continue to receive paper copies of your shareholder reports or you can follow instructions included with this disclosure. If you invest directly with the Fund, you can contact GMO Shareholder Services at: Grantham, Mayo, Van Otterloo & Co. LLC, 40 Rowes Wharf, Boston, Massachusetts 02110 or by telephone at 1-617-346-7646 (collect). Your election to receive reports in paper will apply to all Funds held directly with GMO Series Trust (the “Trust”).

 GMO RESOURCES SERIES FUND
Investment objective
Total return.
Fees and expenses
The table below describes the fees and expenses that you may bear for each class of shares if you buy and hold shares of the Fund.
Annual Fund operating expenses1
(expenses that you bear each year as a percentage of the value of your investment)
	Class R4	Class R5	Class R6	Class PS
Management fee2	0.65%	0.65%	0.65%	0.65%
Distribution and service (12b-1) fee3	0.25%	0.10%	None	None
Administration fee	0.05%	0.05%	0.05%	0.20%4
Other expenses	0.10%	0.10%	0.10%	0.10%
Total annual fund operating expenses	1.05%	0.90%	0.80%	0.95%
Fee waiver/Expense reimbursement5	(0.02%)	(0.02%)	(0.02%)	(0.12%)4
Total annual fund operating expenses after fee waiver/expense reimbursement	1.03%	0.88%	0.78%	0.83%
1 The information in this table and in the Example below reflects the expenses of both the Fund and GMO Resources Fund (“Resources Fund”), the underlying fund in which the Fund invests.
2 The amount reflects the management fee and Class III shareholder service fee paid by Resources Fund. The Fund does not charge a management fee or shareholder service fee, but indirectly bears those fees paid by Class III shares of Resources Fund.
3 Distribution and service (12b-1) fees are paid for sub-transfer agency, recordkeeping, and other administrative services provided by financial intermediaries.
4 Includes compensation paid to Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) for bearing expenses of sub-transfer agency, recordkeeping, and related administrative services. GMO has contractually agreed to reduce the administration fee paid by the Fund in respect of its Class PS shares from the annual rate of 0.20% of the average daily net assets attributable to the Fund’s Class PS shares to the annual rate of 0.10% of the average daily net assets attributable to the Fund’s Class PS shares. This arrangement will continue through at least June 30, 2021, and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
5 GMO has contractually agreed to reimburse the Fund for state registration fees to the extent that they are borne by the Fund. These reimbursements will continue through at least June 30, 2021, and may not be terminated prior to this date without the action or consent of the Trust’s Board of Trustees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless of whether or not you redeem your shares at the end of such periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same as those shown in the table. The one year amounts shown reflect the fee waiver and expense reimbursement noted in the expense table and all amounts shown include the expenses of both Resources Fund and the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class R4	$105	$332	$577	$1,281
Class R5	$90	$285	$497	$1,106
Class R6	$80	$253	$442	$988
Class PS	$85	$291	$514	$1,155
Portfolio turnover
The Fund pays transaction costs when it buys and sells securities. A higher portfolio turnover rate may result in higher transaction costs and, for holders of Fund shares subject to U.S. taxes, higher income taxes. These transaction costs, which are not reflected in Annual Fund operating expenses or in the Example, affect the Fund’s performance. During its fiscal year ended February 29, 2020, the Fund’s portfolio turnover rate (excluding short-term investments) was 3% of the average value of its portfolio.

 GMO RESOURCES SERIES FUND
Principal investment strategies
The Fund invests substantially all of its assets in Class III shares of GMO Resources Fund (“Resources Fund”), a series of GMO Trust not offered in this Prospectus. Resources Fund invests in securities and other instruments. The Fund’s investment objective and principal investment strategies are substantially similar to those of Resources Fund. Except as otherwise indicated, references to the Fund may also refer to Resources Fund, and references to actions undertaken or investments held by the Fund may also refer to those by Resources Fund. GMO serves as investment adviser for both the Fund and Resources Fund.
GMO seeks to achieve the Fund’s investment objective by investing the Fund’s assets primarily in equities of companies in the natural resources sector (as defined below). Given the expected growth and industrialization of emerging countries, GMO believes that global demand for many natural resources will increase and, given the limited supply of many natural resources, that prices of these natural resources will increase over a long time period. In managing the Fund, GMO seeks to invest in the securities of companies that it believes will benefit from, and avoid companies it believes will be adversely affected by, this expected long-term increase in natural resource prices. GMO expects the Fund’s long-term performance to have a low correlation to the performance of equity markets.
GMO selects the securities the Fund buys and sells based on its evaluation of companies’ published financial information and corporate behavior (such as profit warnings, share issuance or repurchase, and director dealings in company stock), sustainability and other ESG (environmental, social, and governance) criteria, securities’ prices, commodities’ prices, equity and bond markets, the overall global economy, and governmental policies.
In selecting securities for the Fund, GMO uses a combination of investment methods to identify securities GMO believes have positive return potential relative to other securities of companies in the natural resources sector. Some of these methods evaluate individual companies or groups of companies based on the ratio of their security price to historical financial information and forecasted financial information, such as profitability, cash flow and earnings, and a comparison of these ratios to current and historical industry, market or company averages. Other methods focus on patterns of information, such as price movement or volatility of a security or groups of securities relative to other securities in the natural resources sector. At times, the Fund may have substantial exposure to a single asset class, industry, sector, country, region or issuer. The Fund may invest its assets in securities of companies of any market capitalization and may invest significantly in securities of issuers with smaller market capitalizations. The Fund also may engage in merger arbitrage. The factors GMO considers and investment methods GMO uses can change over time. GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark.
As an alternative to investing directly in equities, the Fund may invest in exchange-traded and over-the-counter (OTC) derivatives and exchange-traded funds (ETFs). The Fund also may invest in derivatives and ETFs in an attempt to obtain or adjust elements of its long or short investment exposure and as a substitute for securities lending. Derivatives used may include futures, options, forward currency contracts, and swap contracts. In addition, the Fund may lend its portfolio securities.
The Fund has a fundamental policy to concentrate its investments in the natural resources sector, and, under normal market conditions, the Fund invests at least 80% of its assets in the securities of companies in that sector. The Fund considers the “natural resources sector” to include companies that own, produce, refine, process, transport, and market natural resources and companies that provide related equipment, infrastructure, and services. The sector includes, for example, the following industries: integrated oil, oil and gas exploration and production, gold and other precious metals, steel and iron ore production, energy services and technology, base metal production, forest products, farming products, paper products, chemicals, building materials, coal, water, alternative energy sources, and environmental services. The Fund is permitted to invest directly and indirectly (e.g., through underlying funds or derivatives) in securities of companies tied economically to any country in the world, including emerging countries. In addition to its investments in companies in the natural resources sector, the Fund also may invest up to 20% of its net assets in securities of any type of company.
The Fund also may invest in GMO U.S. Treasury Fund, in money market funds unaffiliated with GMO, and directly in the types of investments typically held by money market funds.
Principal risks of investing in the Fund
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in Class III shares of Resources Fund, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through Resources Fund, which include those outlined in the following brief summary of principal risks. Resources Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market price of a particular security held by Resources Fund may affect Resources Fund’s performance more than if Resources Fund were a diversified investment company. The principal risks of investing in the Fund are summarized below. For a more complete discussion of these risks, see “Description of Principal Risks.” In addition to the risks to which the Fund is exposed through its investment in Resources Fund, the Fund is subject to the risk that cash flows into or out of the Fund will cause its performance to be worse than the performance of Resources Fund.
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Focused Investment Risk – Because the Fund concentrates its investments in the natural resources sector, it is particularly exposed to adverse developments, including adverse price movements, affecting issuers in the natural resources sector and is subject to greater risks

 GMO RESOURCES SERIES FUND
than a fund that invests in a wider range of industries. In addition, the market prices of securities of companies in the natural resources sector are often more volatile (particularly in the short term) than those of securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry-wide supply and demand factors. Companies in the natural resources sector often have limited pricing power over the supplies they purchase and the products they sell, which can affect their profitability, and are often capital-intensive and use significant amounts of leverage. Projects in the natural resources sector may take extended periods of time to complete, and companies cannot ensure that the market will be favorable at the time the project begins production. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, companies in the natural resources sector can be especially affected by political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, companies in the natural resources sector can be significantly affected by import controls, worldwide competition and cartels, and changes in consumer sentiment and spending and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. The Fund’s concentration in the securities of natural resource companies exposes it to the price movements of natural resources to a greater extent than if it were more broadly diversified. Because the Fund invests primarily in the natural resources sector, it runs the risk of performing poorly during an economic downturn or a decline in demand for natural resources.
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Commodities Risk – Commodity prices can be extremely volatile, and exposure to commodities can cause the value of the Fund’s shares to decline or fluctuate more than if the Fund had a broader range of investments.

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Market Risk – Equities – The market price of an equity may decline due to factors affecting the issuer or its industry or the economy and equity markets generally. If the Fund purchases an equity for less than its fundamental fair (or intrinsic) value as assessed by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment. The Fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund’s shares.

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Management and Operational Risk – The Fund runs the risk that GMO’s investment techniques will fail to produce desired results. GMO uses quantitative models as part of its investment process. GMO’s models may not accurately predict future market movements or characteristics. In addition, they are based on assumptions that can limit their effectiveness, and they rely on data that is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect their predictive value. The Fund also runs the risk that GMO’s assessment of an investment (including a security’s fundamental fair (or intrinsic) value) is wrong or that deficiencies in GMO’s or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

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Smaller Company Risk – Smaller companies may have limited product lines, markets, or financial resources, lack the competitive strength of larger companies, have inexperienced managers or depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

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Non-U.S. Investment Risk – The market prices of many non-U.S. securities (particularly of companies tied economically to emerging countries) fluctuate more than those of U.S. securities. Many non-U.S. securities markets (particularly emerging markets) are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. In addition, issuers of non-U.S. securities (particularly those tied economically to emerging countries) often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject often are not as rigorous as U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in U.S. securities. In addition, the Fund may be subject to non-U.S. taxes, potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in securities traded in many non-U.S. securities markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers, difficulties in obtaining and enforcing legal judgments) tend to be greater for investments in the securities of companies tied economically to emerging countries. The economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities, and often are more volatile than the economies of developed countries.

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Illiquidity Risk – Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices.

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Market Disruption and Geopolitical Risk – Geopolitical and other events (e.g., wars, pandemics, terrorism) may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could reduce the value of the Fund’s investments.

 GMO RESOURCES SERIES FUND
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Currency Risk – Fluctuations in exchange rates can adversely affect the market value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

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Derivatives and Short Sales Risk – The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, pools of assets, rates, currencies or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The Fund may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying asset, pool of assets, rate, currency or index. The risks of loss associated with derivatives that provide short investment exposure and short sales of securities are theoretically unlimited.

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Counterparty Risk – The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund’s securities is unable or unwilling to make timely settlement payments, return the Fund’s margin or otherwise honor its obligations.

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Leveraging Risk – The use of derivatives and securities lending creates leverage. Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. In addition, the Fund’s portfolio will be leveraged if it exercises its right to delay payment on a redemption, and losses will result if the value of the Fund’s assets declines between the time a redemption request is deemed to be received by the Fund and the time the Fund liquidates assets to meet that request.

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Large Shareholder Risk – To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor, financial intermediary, or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will require the Fund to sell securities at disadvantageous prices or otherwise disrupt the Fund’s operations.

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Merger Arbitrage Risk – If the Fund purchases securities in anticipation of a proposed merger, exchange offer, tender offer, or other similar transaction and that transaction later appears unlikely to be consummated or, in fact, is not consummated or is delayed, the market price of the securities purchased by the Fund is likely to decline sharply, resulting in losses to the Fund. The risk/reward payout of merger arbitrage strategies typically is asymmetric, with the losses in failed transactions often far exceeding the gains in successful transactions. Merger arbitrage strategies are subject to the risk of overall market movements, and the Fund may experience losses even if a transaction is consummated.

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Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in Resources Fund, including the risk that Resources Fund will not perform as expected.

 GMO RESOURCES SERIES FUND
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s annual total returns from year to year for the periods indicated and by comparing the Fund’s average annual total returns for different calendar periods with those of the MSCI ACWI Commodity Producers Index and the MSCI ACWI. The Fund commenced operations on February 1, 2018. Returns prior to the date the Fund commenced operations are those of Resources Fund (Class III shares), adjusted to reflect the estimated gross operating expenses (on a percentage basis) that were expected to be borne by shareholders of each class of shares of the Fund as of the commencement of the Fund’s operations. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you are tax-exempt or if you hold your Fund shares through tax-advantaged arrangements (such as a 401(k) plan or individual retirement account). After-tax returns are shown for Class R4 shares only; after-tax returns for other classes will vary. Updated performance information for the Fund and Resources Fund is available at www.gmo.com. Past performance (before and after taxes) is not an indication of future performance.
Annual Total Returns/Class R4 Shares
Years Ending December 31
Highest Quarter: 17.56% (3Q2017)
Lowest Quarter: -20.57% (3Q2015)
Year-to-Date (as of 3/31/20): -35.28%
Average Annual Total Returns
Periods Ending December 31, 2019
	1 Year	5 Years	10 Years	Inception
				12/28/11*
Class R4
Return Before Taxes	19.46%	9.52%	N/A	5.14%
Return After Taxes on Distributions	18.87%	8.73%	N/A	4.05%
Return After Taxes on Distributions and Sale of Fund Shares	12.30%	7.46%	N/A	3.83%
Class R5
Return Before Taxes	19.64%	9.69%	N/A	5.30%
Class R6
Return Before Taxes	19.76%	9.80%	N/A	5.41%
Class PS
Return Before Taxes	19.70%	9.67%	N/A	5.27%
MSCI ACWI** Commodity Producers Index (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	13.06%	2.19%	N/A	0.18%
MSCI ACWI** (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	26.60%	8.41%	N/A	10.65%
* Inception date for Resources Fund (Class III shares).
** MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

Management of the Fund
Investment Adviser: Grantham, Mayo, Van Otterloo & Co. LLC
Investment Team and Senior Members of GMO primarily responsible for portfolio management of the Fund:
Investment Team	Senior Member (Length of Service with Fund)	Title
Focused Equity	Lucas White (since the Fund’s inception in February 2018)	Portfolio Manager, Focused Equity Team, GMO.
Focused Equity	Thomas Hancock (since the Fund’s inception in February 2018)	Head, Focused Equity Team, GMO.

 GMO RESOURCES SERIES FUND
Purchase and sale of Fund shares
In general, shareholders of record may purchase and redeem shares of the Fund on days when the New York Stock Exchange is open for business and when markets in which the Fund has significant investment exposure are open for business. Investors purchasing shares of the Fund through an intermediary (e.g., retirement plan participants purchasing through a retirement plan administrator) should contact their intermediary to purchase and redeem shares of the Fund. There is no minimum initial investment for retirement plan participants and similar investors purchasing shares of the Fund through an intermediary. The minimum initial investment for shareholders of record that establish an omnibus account with the Fund is $10 million, but that amount may be waived or reduced at the discretion of GMO. There is no minimum subsequent investment for shareholders of the Fund. The Trust in its sole discretion and without notice may change the minimum initial or subsequent investment requirements for any class of shares of the Fund.
Tax information
The Fund has elected to be treated, and intends to qualify and be treated each year, as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986 (the “Code”) for U.S. federal income tax purposes and expects to distribute net investment income and net realized capital gains, if any, to shareholders. These distributions are taxable as ordinary income or capital gain to U.S shareholders that are not exempt from U.S. income tax or investing through a tax-advantaged account such a tax-qualified retirement plan. Retirement plan participants investing in the Fund through a tax-qualified retirement plan generally will not be subject to tax on these Fund distributions so long as their Fund shares remain in the qualified plan. Retirement plan participants, however, may be taxed upon withdrawals from their qualified plan. Retirement plan participants and others investing in the Fund through another type of tax-advantaged plan or account should consult with their tax adviser and plan administrator or other designated financial intermediary for information regarding the specific U.S. federal income tax consequences to them of receiving Fund distributions and their Fund investment more generally.
Financial intermediary compensation
If you purchase shares of the Fund through a broker, agent, or other financial intermediary (such as a bank), the Fund or GMO may pay that party for services relating to Fund shares. These payments create a conflict of interest by influencing the broker or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or consult your financial intermediary’s website for more information.